                                                                  EXHIBIT 10.1
                         Washington Gas Light Company


                                 $250,000,000


                         Medium-Term Notes, Series F


                            DISTRIBUTION AGREEMENT


                                                                   May 4, 2001
                                                            New York, New York

Salomon Smith Barney Inc.
388 Greenwich Street
34th Floor
New York, New York 10013

Banc One Capital Markets, Inc.
1 Bank One Plaza
Suite IL1-0595, Corporate Securities Structuring
Chicago, Illinois 60670

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Four World Financial Center
New York, New York 10080

UBS Warburg LLC
677 Washington Boulevard
Stamford, Connecticut 06901

The Williams Capital Group, L.P.
650 Fifth Avenue
10th Floor
New York, New York 10019

Dear Sirs:

        Washington Gas Light Company, a District of Columbia and Virginia corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $250,000,000 aggregate principal amount of its Medium-Term Notes, Series F (the "Notes"). The Company proposes to issue the Notes under its Indenture, as supplemented, (the "Indenture") dated as of September 1, 1991 to The Bank of New York, as trustee (the "Indenture Trustee").

        The Notes will be issued in minimum denominations of $1,000 and in denominations that are integral multiples thereof (unless otherwise specified by the Company), will be issued only in




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fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set forth in a supplement or supplements to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to Section 2(a), the Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Indenture Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (together, the "Agents"), the term "Purchaser" shall refer to any of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you together whether at any time any of you is acting in both such capacities or in either such capacity.

        1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

              (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") two registration statements on such Form (File Numbers: 333-79465 and 333-58606) (registration statement No. 333-58606 constituting a post-effective amendment to registration statement No. 333-79465), each including a basic prospectus, each of which has become effective, for the registration under the Act of up to $250,000,000 aggregate principal amount of Notes. Such registration statements, as amended at the date of this Agreement, meet the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and comply in all other material respects with said Rule. In connection with the sale of Notes, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act supplements to the prospectus included in registration statement No. 333-58606 (the "Prospectus") providing for the specification of the interest rates, maturity dates, issuance prices, redemption terms and prices, and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof (any such supplement being hereinafter called a "Pricing Supplement").

              (b) At each of the following times: (i) as of the Execution Time, (ii) on the Effective Date, (iii) when any supplement to the Prospectus is filed with the Commission, (iv) as of the date of each acceptance by the Company of an offer for the Purchase of Notes (whether to such Agent as principal or through such Agent as agent) and (v) at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date") (1) each Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, the Indenture, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules and regulations thereunder; (2) each Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (3) the Prospectus, as supplemented as of any such time, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which





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they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) that part of any Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Indenture Trustee or (B) the information contained in or omitted from any Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for use in connection with the preparation of any Registration Statement or the Prospectus (or any supplement thereto).

              (c) The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean the later of (i) each date that each Registration Statement and any post-effective amendment or amendments thereto became or become effective or (ii) the time and date of the filing of the Company's most recent Annual Report on Form 10-K. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Prospectus" shall mean the form of prospectus relating to the Securities contained in registration statement No. 333-58606, which prospectus, pursuant to Rule 429 under the Act, also relates to registration statement No. 333-79465 at the Effective Date (unless such prospectus has been amended by the Company subsequent to the Effective Date, in which case "Prospectus" shall mean the form of prospectus as so amended). "Registration Statement" shall mean each registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as it may be amended at the particular time referred to, and sometimes referred to herein separately as "Registration Statement No. 333-79465" or "Registration Statement No. 333-58606". "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to any Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of each Registration Statement or the issue date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amended", "amendment" or "supplement" with respect to each Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of each Registration Statement or the issue date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

              (d) The Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in Registration Statement No. 333-58606 and the Prospectus; and, since the respective dates as of which information is given in Registration Statement No. 333-58606 and the Prospectus, there has not been any change in the capital stock or long-term debt (other than any redemptions or purchases of First Mortgage Bonds or Medium Term Notes, normal amortization of debt premium and discount, bank or finance company borrowings and repayments or additional issuances or repurchases of commercial paper) of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in Registration Statement No. 333-58606 and the Prospectus.



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              (e)     The Company has been duly incorporated and is validly
existing as a corporation in good standing under the laws of the District of Columbia and Virginia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business properties financial position or results of operations of the Company.

              (f) The creation, issuance and sale of the Notes have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to each Registration Statement; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus.

              (g) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property assets of the Company is subject, nor will such action result in any violation of the provisions of the Company's Charter, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Indenture except such as have been prior to the Execution Time, obtained under the Act and the Trust Indenture Act, and except for filings with and the orders from the Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia authorizing the issuance and sale by the Company of the Notes both of which orders have been obtained and are in full force and effect.

              (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (i) There are no contracts or documents of the Company that are required to be described in each Registration Statement or the Prospectus or to be filed as exhibits to each



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Registration Statement by the Act or by the rules and regulations thereunder that have not been so described or filed.

              (j) The issue and sale of the Notes are solely for the purpose of financing the business of the Company and the proceeds thereof will not be used for any other purpose.

              (k) As of the Execution Time, the Medium Term Note Program under which the Notes are issued is rated Aa2 by Moody's Investors Services, Inc. and AA- by Standard & Poor's Ratings Services, or such other rating as to which the Company shall have most recently notified the Agents.

        2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company. On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. The appointment of the Agents hereunder is not exclusive and the Company may from time to time offer Notes for sale otherwise than to or through an Agent; provided, however, that so long as this Agreement is in effect the Company will not appoint any other agent for the purpose of soliciting purchases of the Notes on a continuous basis. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar (including the same commission schedule) to the applicable terms of this Agreement and (ii) the Agents are given notice of such purchase promptly after it is agreed to. Each such Agent is acting in connection with the Notes individually and not collectively or jointly.

              The Company reserves the right, in its sole discretion, to reject any offer to purchase Notes, in whole or in part. In addition, the Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

              The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

              Subject to the provisions of this Section 2 and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such times and in such amounts as such Agent deems advisable.



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              (b)     Subject to the terms and conditions stated herein,
whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

              Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

              Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

              If two or more Agents enter into such an agreement to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Closing Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

                      (i) If the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Closing Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions



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               that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

                      (ii) If the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Closing Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

        3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

        4.     Agreements.  The Company agrees with you that:

               (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of any Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a Pricing Supplement or
        (iii) a supplement relating to an offering of debt securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424 within the time period prescribed. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424, (ii) when, prior to the termination of the offering of the Notes, any amendment of any Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of any Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding relating to the Notes in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b)    Except as otherwise provided in subsection (n) of this
        Section 4, if, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were




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        made, not misleading, or if it shall be necessary to amend any
        Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this
        Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request; provided, however, that should any such event relate solely to activities of any Agent, then such Agent shall assume the expense of preparing and furnishing any such amendment or supplement. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation of filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to any Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

               (c) During the term of this Agreement, the Company will timely file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will inform each of you of such filing prior to or on the date of such filing. If so requested, the Company will furnish to any of you copies of such documents. In addition, on the date on which the Company (or as soon as practicable thereafter) makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained in such announcement. The Company will notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company, or any public announcement of placement of the Notes or any other debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), promptly after the Company learns of any such downgrading or public announcement.

               (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (e) The Company will furnish to each of you and your counsel, without charge (except as otherwise provided herein), copies of each Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

               (f) The Company will arrange for the determination of the legality of the Notes for purchase by institutional investors.




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               (g)    During the term of this Agreement, the Company shall
        furnish to each of you (i) copies of all annual, quarterly and other reports furnished to stockholders of the Company or WGL Holdings, Inc., (ii), as requested, copies of all annual, quarterly and current reports (without exhibits but including documents incorporated by reference therein) of the Company filed with the Commission under the Exchange Act and (iii) such other information concerning the Company or WGL Holdings, Inc. as you may reasonably request from time to time.

               (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of Registration Statement No. 333-58606, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Indenture Trustee and the fees of any ratings agency that rates the Notes, (ii) reimburse each of you on a monthly basis for all reasonable out-of-pocket expenses (including, but not limited to, advertising expenses), in the aggregate not to exceed two thousand five hundred dollars per Agent, incurred by you in connection with this Agreement and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

               (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a reconfirmation to you of the representations and warranties of the Company in Section 1 (except that such representations and warranties shall be deemed to relate solely to each Registration Statement as then amended and to the Prospectus as then amended and supplemented to relate to such Notes).

               (j)    Except as otherwise provided in subsection (n) of this
        Section 4, each time that any Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of debt securities other than the Notes or (ii) a Pricing Supplement) the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by any of the Chairman of the Board, the President, the Chief Executive Officer, any Vice President having responsibilities for financial matters, the Chief Accounting Officer or the Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to such Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

               (k)    Except as otherwise provided in subsection (n) of this
        Section 4, each time that any Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of debt securities other than





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



        the Notes or (ii) a Pricing Supplement), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of John K. Keane, Jr., Esq., counsel for the Company, satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b), but modified to relate to such Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, such counsel may furnish each of you with a letter to the effect that you may rely on such counsel's last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to such Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

               (l)    Except as otherwise provided in subsection (n) of this
        Section 4, each time that any Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of debt securities other than the Notes or (ii) a Pricing Supplement) to set forth amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in such Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

               (m) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities, including the Notes, with maturities or other terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

               (n) The Company shall not be required to comply with the provisions of subsections (b), (j), (k) and (l) of this Section 4 during any period (which may occur from time to time during the term of this Agreement) for which the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes; provided that, during any such period, any Purchaser does not then hold any Notes purchased pursuant to a Terms Agreement. The Company shall be required to comply with the provisions of subsections (b), (j), (k) and (l) of this Section 4 prior to instructing the Agents to resume the solicitation of offers to purchase Notes or prior to entering into a Terms Agreement.

               (o) Within ten days after the issue and sale of any of the Notes, the Company will file with the Commission a Certificate of Notification on Form U-6B-2 containing the information prescribed by that form.

        5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date and when any supplement to the Prospectus is filed with the Commission, (ii) the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder and (iv) the following additional conditions:

               (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) The Company shall have furnished to each Agent the opinion of John K. Keane, Jr., Esq., counsel for the Company, dated the Execution Time, to the effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company.

                      (ii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                      (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                      (iv) The creation, issuance and sale of the Notes has been duly and validly authorized and, when issued within the limitations set forth in the orders from the Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia referred to in paragraph
               (vii) below and executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefit provided by the Indenture; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus.

                      (v) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

                      (vi) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions therein and herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Company's Charter, as amended, or Bylaws or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

                      (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company or any of its properties, including, without limitation, the Commission under the Public Utility Holding Company Act of 1935, is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act, and except for filings with and the orders from the Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia authorizing the issuance and sale by the Company of the Notes, both of which orders have been obtained and are in full force and effect.

                      (viii) Each Registration Statement and the Prospectus
               (except as to the financial statements and other financial data contained or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with all applicable requirements of the Act, the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; each Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under Section 8 of the Act; and such counsel has no reason to believe that each Registration Statement, at its Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (ix) The Company is a subsidiary of a public utility holding company registered under the Public Utility Holding Company Act of 1935. The Company's gas distribution activities are exempt from the Natural Gas Act.

                      (x) The Public Service Commission of the District of Columbia and the State Corporation Commission of Virginia have issued appropriate orders with respect to the issuance and sale of the Notes in accordance with this Agreement; such orders are still in full force and effect; the issuance and sale of the Notes in accordance with this Agreement conform with the terms of such orders.

               (c) Each Agent shall have received from Pillsbury Winthrop LLP, counsel for the Agents, an opinion, dated the Execution Time, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statements, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (d) The Company shall have furnished to each Agent a certificate of the Company, signed by any of the Chairman of the Board, the President, the Chief Executive Officer, any Vice President having responsibilities for financial matters, the Chief Accounting Officer or the Treasurer of the Company, dated the Execution Time, to the effect that the signer of such certificate has carefully examined each Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                      (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made at the Execution Time and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes.

                      (ii) No stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

                      (iii) (1) Since the date of the latest audited financial statements included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus, there has not been any material loss or interference with the Company's business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in Registration Statement No. 333-58606 and the Prospectus and (2) since the respective dates as of which information is given in Registration Statement No. 333-58606 and the Prospectus, there has not been any change in the capital stock or long-term debt (other than any redemptions or purchases of its First Mortgage Bonds or Medium Term Notes, normal amortization of debt premium and discount, bank or finance company borrowings and repayments or additional issuances or repurchases of commercial paper) of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in Registration Statement No. 333-58606 and the Prospectus.

               (e) At the Execution Time, Arthur Andersen LLP shall have furnished to each Agent a letter, dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                      (i) In their opinion the audited consolidated financial statements and related supplemental schedules included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder.

                      (ii) On the basis of a reading of the latest unaudited financial statements made available by the Company; a reading of the minutes of the meetings of the Board of Directors of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company, nothing came to their attention which caused them to believe that:

                             (1)    any unaudited condensed financial
                      statements included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus do not comply in form in all material respects with the applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in Quarterly Reports on Form 10-Q under the Exchange Act; or that said unaudited condensed financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus;

                             (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information) included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus (the "Latest Date of Financials"), (A) there was any increase in long-term debt or decrease in net assets or (B) there were any changes, at a specified date not more than five days prior to the date of the letter, in the common stock, non-redeemable serial preferred stock (other than conversions of convertible preferred stock) or long-term debt (other than any redemptions or purchases of First Mortgage Bonds, Medium Term Notes, normal amortization of debt premium and discount, conversions of convertible securities, bank or finance company borrowings and repayments or additional issuances or repurchases of commercial paper) of the Company as compared with the amounts shown on the most recent balance sheet included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus; except in all instances for changes or decreases that Registration Statement No. 333-58606 and the Prospectus disclose have occurred or may occur and except as set forth in such letter; or

                             (3) with respect to the period subsequent to the Latest Date of Financials to the date of the most recent available interim financial statements, there were any material decreases in operating revenues or net income of the Company, as compared with the comparable period of the preceding year, except in all instances for decreases that Registration Statement No. 333-58606 and the Prospectus disclose have occurred or may occur and except as set forth in such letter; or

                             (4)    the amounts included in any unaudited
                      "capsule" information included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in Registration Statement No. 333-58606 and the Prospectus.

                      (iii) They have compared certain dollar amounts (or percentages derived from such dollar amounts) and other financial information specified by the Agents (A) which appear in the Prospectus under the caption "Ratio of Earnings to Fixed Charges", (B) which appear or are incorporated by reference in the Company's Annual Report on Form 10-K incorporated by reference in Registration Statement No. 333-58606 and the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" or
               (C) which appear in any of the Company's Quarterly Reports on Form 10-Q incorporated by reference in Registration Statement No. 333-58606 and the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Ratio of Earnings to Fixed Charges" (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results. All financial statements included in material incorporated by reference in the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                      References to the Prospectus in this paragraph (e)
               include any supplement thereto at the date of the letter.

               (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

              If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

              The documents required to be delivered by this Section 5 at the Execution Time shall be delivered at the office of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, New York 10004.

        6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

               (a) No stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or threatened.

               (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in
        Section 5(d), (ii) the opinion of John K. Keane, Jr., Esq., counsel for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(b), (iii) the opinion of Pillsbury Winthrop LLP, counsel for the Purchaser, dated as of the Closing Date, substantially to the effect set forth in Section 5(c) and (iv) the letter of Arthur Andersen LLP, independent public accountants for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(e); provided, however, that references to each Registration Statement and the Prospectus in such certificate, opinions and letter shall be to each Registration Statement and the Prospectus as then amended and supplemented.

               (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

              If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

        7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, there shall have occurred (i) any change in or affecting the business, business prospects or properties of the Company, the effect of which, in the reasonable judgment of such person, has a material adverse effect on the investment quality of such Note or (ii) any event described in paragraphs (ii), (iii), (iv) or (v) of Section 9(b).

        8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Prospectus.

              (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could have been sought by such indemnified party under this Section 8 (whether or not such indemnified party is a party thereto), unless such indemnified party has given its prior written consent or the settlement, compromise, consent or termination includes an express unconditional release of such indemnified party, satisfactory in form and substance to such indemnified party, from all losses, claims, damages or liabilities arising out of such action, claim, suit or proceeding. Any losses, claims, damages or liabilities for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages or liabilities are incurred.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent or Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other equitable considerations, including relative fault. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Agent or Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes of the Company purchased by or through it and distributed to the public were offered to the public exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents in this subsection
(d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

              (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any who controls any Agent within the meaning of the Act; and the obligations of the Agents under this Section 8 shall be in addition to any liability which the Agents may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or any of you insofar as this Agreement relates to such of you, giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 4(h),
Section 8 and Section 10.

              (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) the Purchaser shall exercise its right to refuse to purchase the Notes which are the subject of such Terms Agreement in accordance with the provisions of Section 7, or (ii) there shall have occurred any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the reasonable judgment of the Purchaser, impractical to market the Notes or enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Company or WGL Holdings, Inc. shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iv) if the rating assigned by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) to the Notes or any other debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed the Notes or any other debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) the subject matter of any amendment or supplement to any Registration Statement or the Prospectus prepared and issued by the Company, or the exceptions set forth in any letter furnished by Arthur Andersen LLP furnished pursuant to Section 5(e) hereof, shall have made it, in the judgment of the Purchaser, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes, or (vi) there has been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated by Registration Statement No. 333-58606 and the Prospectus, or (vii) there has been a material adverse change in the financial markets generally.

        10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of the third paragraph of Section 2(a) and Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement.

        11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1100 H Street, N.W., Washington, D.C. 20080, Attention: Secretary.

        12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

        13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        14. Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                Very truly yours,


                                Washington Gas Light Company

                                By:
                                      ------------------------
                                      Title:  Vice President and
                                             Chief Financial Officer

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

Salomon Smith Barney Inc.


By:
     -------------------------
     Title:


Banc One Capital Markets, Inc.


By:
     -------------------------
     Title:

Merrill Lynch, Pierce, Fenner & Smith Incorporated


By:
     -------------------------
     Title:

UBS Warburg LLC


By:
     -------------------------
     Title:

The Williams Capital Group, L.P.


By:
     -------------------------
     Title:

                                  SCHEDULE I


Commissions:


        The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:


                      Term                                       Commission Rate
                      ----                                       ---------------
From 1 year to less than 18 months                                     .150%
From 18 months to less than 2 years                                    .200%
From 2 years to less than 3 years                                      .250%
From 3 years to less than 4 years                                      .350%
From 4 years to less than 5 years                                      .450%
From 5 years to less than 6 years                                      .500%
From 6 years to less than 7 years                                      .550%
From 7 years to less than 10 years                                     .600%
From 10 years to less than 15 years                                    .625%
From 15 years to less than 20 years                                    .700%
From 20 years up to and including 30 years                             .750%

Address for Notice to You:


        Notices to Salomon Smith Barney Inc. shall be directed to it at 390 Greenwich Street, New York, New York 10013, attention of Medium Term Note Group, telecopy number 212-783-2274.

        Notices to Banc One Capital Markets, Inc. shall be directed to it at 1 Bank One Plaza, Suite IL1-0595, Chicago, IL 60670, attention of Corporate Securities Structuring, telecopy number 312-732-4773.

        Notices to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at Four World Financial Center, New York, New York 10080, attention of Transaction Management Group, telecopy number 212-449-7476.

        Notices to UBS Warburg LLC shall be directed to it at 677 Washington Blvd., Stamford, Connecticut 06901, attention of Debt Capital Markets Group, telecopy number 203-719-7139.

        Notices to The Williams Capital Group, L.P. shall be directed to it at 650 Fifth Avenue, 10th Floor, New York, New York 10019, attention of Sharon Jorgensen, telecopy number 212-830-4545.

                                                                     EXHIBIT A


                         Washington Gas Light Company

                         Medium-Term Notes, Series F
                          Administrative Procedures

        Medium-Term Notes, Series F (the "Notes"), are to be offered on a continuing basis by Washington Gas Light Company (the "Company"). Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC and The Williams Capital Group, L.P., as agents (each an "Agent" and collectively the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated May 4, 2001 (the "Distribution Agreement") to which these administrative procedures are attached as an exhibit.

        The Notes will be issued pursuant to an Indenture, dated as of September 1, 1991 and supplemented as of September 1, 1993 (the "Indenture"), between the Company and The Bank of New York ("BNY") as trustee (the "Indenture Trustee"). BNY will act as the paying agent (the "Paying Agent") for the payment of principal and premium, if any, and interest on the Notes and will perform, as the Paying Agent, unless otherwise specified, the other duties specified herein.

        The Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Company. The Notes have been registered with the Securities and Exchange Commission (the "Commission") and will bear interest at either fixed rates ("Fixed Rate Notes") or variable rates ("Floating Rate Notes").

        Each Note will be represented by either a Global Security (as defined hereinafter) delivered to BNY, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Prospectus (as defined in Section 1(c) of the Distribution Agreement), an owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

        The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Administrative procedures applicable to both Book-Entry Notes and Certificated Notes are set forth in Part III hereof. Administrative responsibilities, document control and record-keeping functions will be handled for the Company by its Chief Financial Officer, its Treasurer or its Controller. The Company will advise the Agents and the Indenture Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Indenture Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

        To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Distribution Agreement, the relevant provisions of the Notes, the Indenture and the Distribution Agreement shall control. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

            PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

        In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, BNY will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation to be delivered from the Company and BNY to DTC and a Medium-Term Note Certificate Agreement between BNY and DTC, dated as of August 17, 1989 (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                          On any date of settlement (as defined under
--------                           "Settlement" below) for one or more
                                   Book-Entry Notes, the Company will issue a
                                   single global security in fully registered
                                   form without coupons (a "Global Security")
                                   representing up to $250,000,000 principal
                                   amount of all such Notes that have the same
                                   Maturity Date, redemption provisions, if any,
                                   provisions for the repayment or purchase by
                                   the Company at the option of the Holder, if
                                   any, Interest Payment Dates, Original Issue
                                   Date, and, in the case of Fixed Rate Notes,
                                   interest rate, and, in the case of Floating
                                   Rate Notes, Initial Interest Rate, Base Rate,
                                   Index Maturity, Interest Reset Period,
                                   Interest Reset Dates, Interest Determination
                                   Dates, Interest Payment Period, Spread or
                                   Spread Multiplier, if any, Minimum Interest
                                   Rate, if any, and Maximum Interest Rate, if
                                   any (in each case, and for all purposes of
                                   these administrative procedures, as defined
                                   in the Prospectus) (collectively, the
                                   "Terms"). Each Global Security will be dated
                                   and issued as of the date of its
                                   authentication by the Indenture Trustee. No
                                   Global Security will represent any
                                   Certificated Note.


Identification Numbers:            The Company has arranged with the CUSIP
----------------------             Service Bureau of Standard & Poor's
                                   Corporation (the "CUSIP Service Bureau") for
                                   the reservation of one series of CUSIP
                                   numbers (including tranche numbers), which
                                   series consists of approximately 900 CUSIP
                                   numbers and relates to Global Securities
                                   representing the Book-Entry Notes. The
                                   Company has obtained from the CUSIP Service
                                   Bureau a written list of such series of
                                   reserved CUSIP numbers and has delivered to
                                   DTC and the Indenture Trustee a written list
                                   of 900 CUSIP numbers of such series. The
                                   Company will assign CUSIP numbers to Global
                                   Securities as described below under
                                   Settlement Procedure "B". It is expected that
                                   DTC will notify the CUSIP Service Bureau

                                   periodically of the CUSIP numbers that the Company has assigned to Global Securities. At any time when fewer than 100 of the reserved
                                   CUSIP numbers of the series remain unassigned to Global Securities, the Indenture Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry
                                   Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Indenture Trustee and DTC.


Registration:                      Each Global Security will be registered in
------------                       the name of Cede & Co., as nominee for DTC,
                                   on the Security Register maintained under the
                                   Indenture. It is expected that the beneficial
                                   owner of a Book-Entry Note (or one or more
                                   indirect participants in DTC designated by
                                   such owner) will designate one or more
                                   participants in DTC (with respect to such
                                   Note, the "Participants") to act as agent or
                                   agents for such owner in connection with the
                                   book-entry system maintained by DTC, and it
                                   is expected that DTC will record in
                                   book-entry form, in accordance with
                                   instructions provided by such Participants, a
                                   credit balance with respect to such
                                   beneficial owner in such Note in the account
                                   of such Participants. The ownership interest
                                   of such beneficial owner in such Note will be
                                   recorded through the records of such
                                   Participants or through the separate records
                                   of such Participants and one or more indirect
                                   participants in DTC.



Transfers:                         Transfers of a Book-Entry Note will be
---------                          accomplished by book entries made by DTC and,
                                   in turn, by Participants (and in certain
                                   cases, one or more indirect participants in
                                   DTC) acting on behalf of beneficial
                                   transferees and transferors of such Note.


Consolidations:                    Upon receipt of instructions from the
--------------                     Company, BNY may deliver to DTC and the CUSIP
                                   Service Bureau at any time a written notice
                                   of consolidation (a copy of which shall be
                                   attached to the resulting Global Security)
                                   specifying (i) the CUSIP numbers of two or
                                   more Outstanding Global Securities that
                                   represent Book-Entry Notes having the same
                                   Terms and for which interest has been paid to
                                   the same date, (ii) a date, occurring at
                                   least thirty days after such written notice
                                   is delivered and at least thirty days before
                                   the next Interest Payment Date for such
                                   Book-Entry Notes, on which such Global
                                   Securities shall be exchanged for a single
                                   replacement Global Security and (iii) a new
                                   CUSIP number to be assigned to such
                                   replacement Global Security. Upon receipt of
                                   such a

                                   notice, it is expected that DTC will
                                   send to its participants (including BNY) a written reorganization notice to the effect that such exchange will occur on such date.
                                   Prior to the specified exchange date, BNY will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, BNY will exchange such Global Securities for a single Global
                                   Security bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global
                                   Securities will, in accordance with CUSIP
                                   Service Bureau procedures, be cancelled and not reassigned until the Book-Entry Notes represented by such exchanged Global
                                   Securities have matured or been redeemed.


Maturities:                        Each Book-Entry Note will mature on a date
----------                         one year or more after the date of settlement
                                   for such Note.


Denominations:                     Book-Entry Notes will be issued in principal
-------------                      amounts of $1,000 or any amount that is an
                                   integral multiple thereof. Global Securities
                                   will be denominated in principal amounts
                                   not in excess of $250,000,000.


Interest:                          General. Interest on each Book-Entry Note
--------                           will accrue from and including the original
                                   issue date of, or the last date to which
                                   interest has been paid on, the Global
                                   Security representing such Note. Each payment
                                   of interest on a Book-Entry Note will include
                                   interest accrued to but excluding the
                                   Interest Payment Date (provided that, in the
                                   case of Floating Rate Notes that reset daily
                                   or weekly, interest payments will include
                                   interest accrued to but excluding the Regular
                                   Record Date (as defined below) immediately
                                   preceding the Interest Payment Date) or the
                                   Maturity Date or, upon earlier redemption or
                                   repayment, the date of such redemption or
                                   repayment (the "Redemption Date"), as the
                                   case may be. Interest payable on the Maturity
                                   Date or the Redemption Date of a Book-Entry
                                   Note will be payable to the person to whom
                                   the principal of such Note is payable.
                                   Standard & Poor's Corporation will use the
                                   information received in the pending deposit
                                   message described under Settlement Procedure
                                   "C" below in order to include the amount of
                                   any interest payable and certain other
                                   information regarding the related Global
                                   Security in the appropriate weekly bond
                                   report published by Standard & Poor's Corporation.

                                   Record Dates. The record date with respect to any Interest Payment Date for a Floating Rate
                                   Note shall be the date fifteen calendar days
                                   (whether or not a Business Day) immediately preceding such Interest Payment Date and for a Fixed Rate Note (unless otherwise specified) will be the March 1 or September 1
                                   (whether or not a Business Day) next
                                   preceding an Interest Payment Date for Fixed
                                   Rate Notes (in each case, each, a "Regular
                                   Record Date").

                                   Fixed Rate Book-Entry Notes. Interest
                                   payments on Fixed Rate Book-Entry Notes will be made semi-annually on March 15 and September 15 of each year and on the Maturity
                                   Date or the Redemption Date; provided,
                                   however, that in the case of a Fixed Rate
                                   Book-Entry Note issued between a Regular
                                   Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                   Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate
                                   Book-Entry Notes monthly, quarterly,
                                   semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third
                                   Wednesday of each month; with a quarterly
                                   Interest Payment Period, on the third
                                   Wednesday of March, June, September and
                                   December of each year; with a semi-annual
                                   Interest Payment Period, on the third
                                   Wednesday of the two months specified
                                   pursuant to Settlement Procedure "A" below;
                                   and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below;
                                   provided, however, that if an Interest
                                   Payment Date for Floating Rate Book-Entry
                                   Notes would otherwise be a day that is not a Business Day (as defined in the Prospectus) with respect to such Floating Rate Book-Entry
                                   Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a Floating Rate Book-Entry
                                   Note for which the rate base is LIBOR, if such Business Day is in the next succeeding calendar month, in which event such Interest
                                   Payment Date will be the immediately
                                   preceding Business Day; provided further, however, that in the case of a Floating Rate
                                   Book-Entry Note issued between a Regular
                                   Record Date and an Interest Payment Date the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Payments of Principal and          Payment of Interest Only. Promptly after each
--------------------------         Regular Record Date, the Paying Agent will
Interest:                          deliver to the Company and DTC a written
--------                           notice specifying by CUSIP number the amount
                                   of interest to be paid on each Global
                                   Security on the following Interest Payment
                                   Date (other than an Interest Payment Date
                                   coinciding with the Maturity Date) and the
                                   total of such amounts. It is expected that
                                   DTC will confirm the amount payable on each
                                   Global Security on such Interest Payment Date
                                   by reference to the appropriate (daily or
                                   weekly) bond reports published by Standard &
                                   Poor's Corporation. The Company will pay to
                                   the Paying Agent the total amount of interest
                                   due on such Interest Payment Date (other than
                                   on the Maturity Date), and the Paying Agent
                                   will pay such amount to DTC at the times and
                                   in the manner set forth under "Manner of
                                   Payment" below. If any Interest Payment Date
                                   for a Book-Entry Note is not a Business Day,
                                   the payment due on such day shall be made on
                                   the next succeeding Business Day, except
                                   that, if such Note is a LIBOR Note and such
                                   next succeeding Business Day is in the next
                                   succeeding calendar month, such payment will
                                   be made on the next preceding Business Day;
                                   and no interest shall accrue on such payment
                                   for the period from and after such Interest
                                   Payment Date.


                                   Payments on Maturity Date, Etc. On or about the first Business Day of each month, the Paying Agent will deliver to the Company and DTC a written list of principal and, to the extent known at such time, interest to be paid on each Global Security maturing either on the Maturity Date or the Redemption Date in the following month. The Company and DTC will confirm with the Paying Agent the amounts of such principal and interest payments with respect to each such Global
                                   Security on or about the fifth Business Day preceding the Maturity Date or the Redemption
                                   Date, as the case may be, of such Global
                                   Security. The Company will pay to the Paying
                                   Agent the principal amount of such Global
                                   Security, together with interest due on such Maturity Date or Redemption Date. The Paying
                                   Agent will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If the Maturity Date or the Redemption Date of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business
                                   Day, except that, if such Note is a LIBOR
                                   Note and such next succeeding Business Day is in the next succeeding calendar month, such payment will be made on the next preceding
                                   Business Day; and no interest shall accrue on such payment for the period from and after such Maturity Date or the Redemption Date. Promptly after
                                   payment to DTC of the principal and
                                   interest due at the Maturity Date or the Redemption Date of such Global Security, the Paying Agent will cancel such Global
                                   Security in accordance with the terms of the Indenture.

                                   Manner of Payment. The total amount of any principal and interest due on Global
                                   Securities on any Interest Payment Date or on the Maturity Date or the Redemption Date shall be paid by the Company to the Paying
                                   Agent in immediately available funds for use by the Paying Agent no later than 12:00 P.M.
                                   (New York City time) on such date. The
                                   Company will make such payment on such Global
                                   Securities by wire transfer to the Paying
                                   Agent or by the Paying Agent's debiting the account of the Company maintained with the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent.
                                   Prior to 10:00 A.M. (New York City time) on each Maturity Date or Redemption Date or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using
                                   Fedwire message entry instructions in a form previously agreed to with DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or Redemption Date. On each
                                   Interest Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between the Paying Agent and DTC. Thereafter, on each such date, it is expected that DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global
                                   Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Paying Agent shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                   Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry
                                   Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement:                        The receipt by the Company of immediately
----------                         available funds in payment for a Book-Entry
                                   Note and the authentication and

                                   issuance of the Global Security
                                   representing such Note shall constitute
                                   "settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business Day following the date of sale of a Book-Entry Note unless the Company, the Indenture Trustee and the purchaser agree to settlement on another day that shall be no earlier than the second succeeding Business Day.


Settlement Procedures:             Settlement Procedures with regard to each
---------------------              Book-Entry Note sold by the Company through
                                   an Agent, as agent, shall be as follows:

                                   A.      Such Agent will advise the Company
                                           by telephone, followed by facsimile
                                           transmission, of the following
                                           settlement information:

                                           1.  Principal amount.

                                           2.  Maturity Date.

                                           3.  In the case of a Fixed Rate
                                               Book-Entry Note, the interest
                                               rate, or, in the case of a
                                               Floating Rate Book-Entry Note,
                                               the Initial Interest Rate (if
                                               known at such time), Base Rate,
                                               Index Maturity, Interest Reset
                                               Period, Interest Reset Dates,
                                               Interest Determination Dates,
                                               Interest Payment Period, Spread
                                               or Spread Multiplier (if any),
                                               Minimum Interest Rate (if any)
                                               and Maximum Interest Rate (if
                                               any).

                                           4.  Interest Payment Dates.

                                           5.  Redemption provisions, if any,
                                               or provisions for the repayment
                                               or purchase by the Company at
                                               the option of the Holder, if
                                               any.

                                           6.  Settlement date.

                                           7.  Issue price.

                                           8.  Agent's commission, determined
                                               as provided in Section 2(a) of
                                               the Distribution Agreement.

                                   B.      The Company will assign a CUSIP number to such
                                           Book-Entry Note and will advise BNY by facsimile
                                           transmission or other mutually acceptable means of
                                           the information set forth in Settlement Procedure
                                           "A" above, the name of such Agent and the CUSIP
                                           number

                                           assigned to such Book-Entry Note.  The
                                           Company will notify the Agent of such CUSIP number
                                           by telephone as soon as practicable.  Each such
                                           communication by the Company shall constitute a
                                           representation and warranty by the Company to BNY
                                           and each Agent that (i) such Note is then, and at
                                           the time of issuance and sale thereof will be, duly
                                           authorized for issuance and sale by the Company,
                                           (ii) the Global Security representing such Note will
                                           conform with the terms of the Indenture pursuant to
                                           which such Note and Global Security are issued and
                                           (iii) upon authentication and delivery of such
                                           Global Security, the aggregate principal amount of
                                           all Notes initially offered issued under the
                                           Indenture will not exceed $250,000,000 (except for
                                           Global Securities or Notes represented by and
                                           authenticated and delivered in exchange for or in
                                           lieu of Notes in accordance with the Indenture).

                                   C.      BNY will enter a pending deposit
                                           message through DTC's Participant
                                           Terminal System, providing the
                                           following settlement information to
                                           DTC, which shall route such
                                           information to such Agent and
                                           Standard & Poor's Corporation:

                                           1.     The information set forth in Settlement
                                                  Procedure "A".

                                           2.     Identification of such Note as a Fixed Rate
                                                  Book-Entry Note or a Floating Rate Book-Entry
                                                  Note.

                                           3.     Initial Interest Payment Date for such Note,
                                                  number of days by which such date succeeds
                                                  the related Regular Record Date (which, in
                                                  the case of Floating Rate Notes that reset
                                                  daily or weekly, shall be the DTC Record
                                                  Date, which is the date five calendar days
                                                  immediately preceding the applicable Interest
                                                  Payment Date and, in the case of all other
                                                  Notes, shall be the Regular Record Date as
                                                  defined in the Note) and amount of interest
                                                  payable on such Interest Payment Date.

                                           4.     CUSIP number of the Global Security
                                                  representing such Note.

                                           5.     Whether such Global Security will represent
                                                  any

                                                  other Book-Entry Note (to the extent
                                                  known at such time).

                                   D.      The Indenture Trustee will complete and authenticate
                                           the Global Security representing such Note.

                                   E.      It is expected that DTC will credit such Note to
                                           BNY's participant account at DTC.

                                   F.      BNY will enter an SDFS deliver order through DTC's
                                           Participant Terminal System instructing DTC to (i)
                                           debit such Note to BNY's participant account and
                                           credit such Note to such Agent's participant account
                                           and (ii) debit such Agent's settlement account and
                                           credit BNY's settlement account for an amount equal
                                           to the price of such Note less such Agent's
                                           commission.  The entry of such a deliver order shall
                                           constitute a representation and warranty by BNY to
                                           DTC that (a) the Global Security representing such
                                           Book-Entry Note has been issued and authenticated
                                           and (b) BNY is holding such Global Security pursuant
                                           to the MTN Certificate Agreement.

                                   G.      Such Agent will enter an SDFS deliver order through
                                           DTC's Participant Terminal System instructing DTC
                                           (i) to debit such Note to such Agent's participant
                                           account and credit such Note to the participant
                                           accounts of the Participants with respect to such
                                           Note and (ii) to debit the settlement accounts of
                                           such Participants and credit the settlement account
                                           of such Agent for an amount equal to the price of
                                           such Note.

                                   H.      Transfers of funds in accordance with
                                           SDFS deliver orders described in
                                           Settlement Procedures "F" and "G"
                                           will be settled in accordance with
                                           SDFS operating procedures in effect
                                           on the settlement date.

                                   I.      BNY will, upon confirming receipt of such funds from
                                           the Agent, wire transfer to the account of the
                                           Company maintained at First Union National Bank in
                                           McLean, Virginia (for credit to Washington Gas Light
                                           Company, Account No. 2000009102994, ABA#051400549)
                                           in immediately available funds in the amount
                                           transferred to BNY in accordance with Settlement
                                           Procedure "F".

                                   J.      Such Agent will confirm the purchase of such Note to
                                           the purchaser either by transmitting to the
                                           Participants

                                           with respect to such Note a confirmation order or
                                           orders through DTC's institutional delivery
                                           system or by mailing a written confirmation to such
                                           purchaser.


Settlement Procedures              For orders of Book-Entry Notes solicited by
---------------------              an Agent, as agent and accepted by the
Timetable:                         Company for settlement on the first Business
----------                         Day after the sale date, Settlement
                                   Procedures "A" through "J" set forth above
                                   shall be completed as soon as possible but
                                   not later than the respective times (New York
                                   City time) set forth below:


                                   Settlement
                                   Procedure                   Time
                                   ---------                   ----

                                        A......     11:00 A.M. on the sale date
                                        B......     12:00 Noon on the sale date
                                        C......      2:00 P.M. on the sale date
                                        D......      9:00 A.M. on the settlement date
                                        E......     10:00 A.M. on the settlement date
                                        F-G....      2:00 P.M. on the settlement date
                                        H......      4:45 P.M. on the settlement date
                                        I-J....      5:00 P.M. on the settlement date

                                   If a sale is to be settled more than one
                                   Business Day after the sale date, Settlement
                                   Procedures "A", "B" and "C" shall be
                                   completed as soon as practicable but no later than 11:00 A.M. and 12:00 Noon on the first
                                   Business Day after the sale date with respect to Settlement Procedures "A" and "B", respectively, and no later than 2:00 P.M. on the first Business Day after the sale date, with respect to Settlement Procedure "C".
                                   Settlement Procedures "H" and "I" are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                   If settlement of a Book-Entry Note is
                                   rescheduled or cancelled, the Company will instruct BNY to deliver to DTC through DTC's
                                   Participant Terminal System a cancellation message to such effect by no later than 12:00
                                   Noon on the Business Day immediately
                                   preceding the scheduled settlement date and BNY will enter such message no later than 2:00 P.M. through DTC's Participation
                                   Terminal System.

Monthly Reports:                   Monthly, the Indenture Trustee will send to
---------------                    the Company a statement setting forth the
                                   principal amount of Notes outstanding as of
                                   that date under the Indenture and setting
                                   forth a brief description of any sales of
                                   which the Company has

                                   advised the Indenture Trustee but which have not yet been settled.


Failure to Settle:                 If BNY or the Agent fails to enter an SDFS
-----------------                  deliver order with respect to a Book-Entry
                                   Note pursuant to Settlement Procedure "F" or
                                   "G," BNY may upon the approval of the Company
                                   deliver to DTC, through DTC's Participant
                                   Terminal System, as soon as practicable, a
                                   withdrawal message instructing DTC to debit
                                   such Note to BNY's participant account,
                                   provided that BNY's participant account
                                   contains a principal amount of the Global
                                   Security representing such Note that is at
                                   least equal to the principal amount to be
                                   debited. If a withdrawal message is processed
                                   with respect to all the Book-Entry Notes
                                   represented by a Global Security, BNY will
                                   mark such Global Security "cancelled", make
                                   appropriate entries in BNY's records and send
                                   such cancelled Global Security to the
                                   Company. The CUSIP number assigned to such
                                   Global Security shall, in accordance with
                                   CUSIP Service Bureau procedures, be cancelled
                                   and not reassigned until the Book-Entry Notes
                                   represented by such Global Security have
                                   matured or been redeemed. If a withdrawal
                                   message is processed with respect to one or
                                   more, but not all, of the Book-Entry Notes
                                   represented by a Global Security, BNY will
                                   exchange such Global Security for another
                                   Global Security, which shall represent the
                                   Book-Entry Notes previously represented by
                                   the surrendered Global Security with respect
                                   to which a withdrawal message have not been
                                   processed and shall bear the CUSIP number of
                                   the surrendered Global Security.



                                   If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant
                                   Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "F", respectively. Thereafter, BNY will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder or under the
                                   Distribution Agreement, then the Company will reimburse such Agent or BNY as applicable on an equitable basis for the loss of the use of funds during the period when they were credited to the account of the Company.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Indenture Trustee will provide, in accordance with Settlement Procedure "D," for the authentication and issuance of a Global
                                   Security representing the other Book-Entry
                                   Notes to have been represented by such Global
                                   Security and will make appropriate entries in its records.

          PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

            BNY will serve as registrar in connection with the Certificated
Notes.

Maturities:                        Each Certificated Note will mature on a date one year or
----------                         more after the date of delivery by the Company of such Note.


Price to Public:                   Each Certificated Note will be issued at the percentage of
---------------                    principal amount specified in the Prospectus relating to the
                                   Notes.


Denominations:                     The denomination of any Certificated Note will be a minimum
-------------                      of $1,000 or any amount that is an integral multiple thereof.


Registration:                      Certificated Notes will be issued only in fully registered
------------                       form.


Interest:                          General. Interest on each Certificated Note
--------                           will accrue from and including the original
                                   issue date of, or the last date to which
                                   interest has been paid on, such Note. Each
                                   payment of interest on a Certificated Note
                                   will include interest accrued to but
                                   excluding the Interest Payment Date (provided
                                   that, in the case of Floating Rate Notes that
                                   reset daily or weekly, interest payments will
                                   include interest accrued to but excluding the
                                   Regular Record Date immediately preceding the
                                   Interest Payment Date) or the Maturity Date
                                   or, upon earlier redemption, the Redemption
                                   Date, as the case may be. Interest payable on
                                   the Maturity Date or the Redemption Date of a
                                   Certificated Note will be payable to the
                                   person to whom the principal of such Note is
                                   payable.


                                   Record Dates. Unless otherwise set forth in the applicable Pricing Supplement, the record dates with respect to the Interest Payment
                                   Dates shall be the Regular Record Dates.

                                   Fixed Rate Certificated Notes. Unless
                                   otherwise specified pursuant to "Settlement
                                   Procedures" below, interest payments on Fixed
                                   Rate Certificated Notes will be made
                                   semi-annually on March 15 and September 15 of each year and on the Maturity Date or the Redemption Date; provided, however, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment
                                   Date following the next succeeding Regular
                                   Record Date.

                                   Floating Rate Certificated Notes. Interest payments will be made on Floating Rate
                                   Certificated Notes monthly, quarterly,
                                   semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and
                                   December of each year; with a semi-annual
                                   Interest Payment Period, on the third
                                   Wednesday of the two months specified
                                   pursuant to "Settlement Procedures" below;
                                   and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to "Settlement Procedures below;
                                   provided, however, that if an Interest
                                   Payment Date for Floating Rate Certificated
                                   Notes would otherwise be a day that is not a Business Day with respect to such Floating
                                   Rate Certificated Notes, such payment will be made on the next succeeding Business Day with respect to such Floating Rate Certificated
                                   Notes, except in the case of a Floating Rate
                                   Certificated Note for which the rate base is LIBOR, if such Business Day is in the next succeeding calendar month, in which event such payment will be made on the immediately preceding Business Day; and no interest shall accrue on such payment for the period from and after such Interest Payment Date;
                                   provided further, however, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an Interest
                                   Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record
                                   Date.

Principal and Interest:            Payments of Interest will be payable to the
----------------------             person in whose name a Certificated Note is
                                   registered at the close of business on the
                                   Regular Record Date next preceding an
                                   Interest Payment Date; provided, however,
                                   that, in the case of a Certificated Note
                                   originally issued between a Regular Record
                                   Date and an Interest Payment Date, the first
                                   payment of interest will be made on the
                                   Interest Payment Date following

                                   the next succeeding Regular Record Date to the person in whose name such Note was registered at the close of business on such next Regular Record Date. Unless other arrangements are made acceptable to the Company, all interest payments (excluding interest payments made on the Maturity Date or the Redemption Date) on a Certificated
                                   Note will be made by check mailed to the person entitled thereto as provided above.


                                   BNY will pay the principal amount of each Certificated Note on the Maturity Date upon presentation of such Certificated Note to BNY. Such payment, together with payment of interest due on the Maturity Date, will be made from funds deposited with BNY by the Company.

                                   BNY will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                   Within 10 days following each Regular Record
                                   Date, the Indenture Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The
                                   Indenture Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

Settlement:                        The settlement date with respect to any offer
----------                         to purchase Certificated Notes accepted by
                                   the Company will be a date on or before the
                                   third Business Day next succeeding the date
                                   of acceptance unless otherwise agreed by the
                                   purchaser, the Indenture Trustee and the
                                   Company and shall be specified upon
                                   acceptance of such offer. The Company will
                                   instruct the Indenture Trustee to effect
                                   delivery of each Certificated Note no later
                                   than 1:00 P.M., New York City time, on the
                                   settlement date to the Presenting Agent (as
                                   defined under "Preparation of Pricing
                                   Supplement" in Part III below) for delivery
                                   to the purchaser.

Settlement Procedures:             For each offer to purchase a Certificated
---------------------              Note that is accepted by the Company, the
                                   Presenting Agent will provide (unless
                                   provided by the purchaser directly to the
                                   Company) by telephone and facsimile
                                   transmission or other mutually acceptable
                                   means the following information to the Company:

                                   1.      Name in which such Note is to be registered (the
                                           "Registered Owner").

                                   2.      Address of the Registered Owner and, if different,
                                           address for payment of principal and interest.

                                   3.      Taxpayer identification number of the Registered
                                           Owner.

                                   4.      Principal amount.

                                   5.      Maturity Date.

                                   6.      In the case of Fixed Rate Certificated Note, the
                                           interest rate, or, in the case of a Floating Rate
                                           Certificated Note, the Initial Interest Rate (if
                                           known at such time), Base Rate, Index Maturity,
                                           Interest Reset Period, Interest Reset Dates,
                                           Interest Determination Dates, Interest Payment
                                           Period, Spread or Spread Multiplier (if any),
                                           Minimum Interest Rate (if any) and Maximum Interest
                                           Rate (if any).

                                   7.      Interest Payment Dates.

                                   8.      Redemption provisions, if any, or provisions for the
                                           repayment or repurchase by the Company at the option
                                           of the Holder, if any.

                                   9.      Settlement date.

                                   10.     Issue price.

                                   11.     Agent's commission, determined as provided in
                                           Section 2(a) of the Distribution Agreement.

                                   The Presenting Agent will advise the Company of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a Certificated Note solicited by such Agent and accepted by the Company in time for the Indenture Trustee to prepare and authenticate the required
                                   Certificated Note. Before accepting any offer to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Indenture Trustee will have adequate time to prepare and authenticate such Note. After receiving from the Presenting Agent the details for each offer to purchase a Certificated Note that has been accepted by the Company, the Company will, after recording the details and any necessary calculations, provide appropriate documentation to the Indenture Trustee, including the information provided by the Presenting Agent necessary for the preparation and authentication of such Note.

Note Deliveries and Cash           Upon receipt of appropriate documentation and
------------------------           instructions, the Company will cause the
Payment:                           Indenture Trustee to prepare and authenticate
-------                            the pre-printed 4-ply Certificated Note
                                   packet containing the following documents in
                                   forms approved by the Company, the Presenting
                                   Agent and the Indenture Trustee:


                                   1.      Note with customer receipt.
                                   2.      Stub 1 - For the Presenting Agent.
                                   3.      Stub 2 - For the Company.
                                   4.      Stub 3 - For the Indenture Trustee.

                                   Each Certificated Note shall be authenticated on the settlement date therefor. The
                                   Indenture Trustee will authenticate each
                                   Certificated Note and deliver it (with the confirmation) to the Presenting Agent (and deliver the stubs as indicated above), all in accordance with written or electronic instructions (or oral instructions confirmed in writing (which may be given by facsimile transmission) on the next Business Day) from the Company. Delivery by the Indenture
                                   Trustee of each Certificated Note will be made in accordance with said instructions against receipts therefor and in connection with contemporaneous receipt by the Company from the Presenting Agent on the settlement date in immediately available funds of an amount equal to the issue price of such Note less the Presenting Agent's commission.

                                   Upon verification ("Verification") by the
                                   Presenting Agent that a Certificated Note has been prepared and properly authenticated by the Indenture Trustee and registered in the name of the purchaser in the proper principal amount and other terms in accordance with the aforementioned confirmation, payment will be made to the Company by the Presenting Agent the same day as the Presenting Agent's receipt of the Certificated Note in immediately available funds. Such payment shall be made by the Presenting Agent only upon prior receipt by the Presenting Agent of immediately available funds from or on behalf of the purchaser unless the Presenting Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

                                   Upon delivery of a Certificated Note to the Presenting Agent, Verification by the
                                   Presenting Agent and the giving of
                                   instructions for payment, the Presenting
                                   Agent shall promptly deliver such Note to the purchaser.

                                   In the event any Certificated Note is
                                   incorrectly prepared, the Indenture Trustee shall promptly issue a replacement
                                   Certificated Note in exchange for such
                                   incorrectly prepared Note.

Failure to Settle:                 If the Presenting Agent, at its own option,
-----------------                  has advanced its own funds for payment
                                   against subsequent receipt of funds from the
                                   purchaser, and if the purchaser shall fail to
                                   make payment for the Certificated Note on the
                                   settlement date therefor, the Presenting
                                   Agent will promptly notify the Indenture
                                   Trustee and the Company by telephone,
                                   promptly confirmed in writing (but no later
                                   than the next Business Day). In such event,
                                   the Company shall promptly provide the
                                   Indenture Trustee with appropriate
                                   documentation and instructions consistent
                                   with these procedures for the return of the
                                   Certificated Note to the Indenture Trustee
                                   and the Presenting Agent will promptly return
                                   the Certificated Note to the Indenture
                                   Trustee. Upon (i) confirmation from the
                                   Indenture Trustee in writing (which may be
                                   given by facsimile transmission) that the
                                   Indenture Trustee has received the
                                   Certificated Note and upon (ii) confirmation
                                   from the Presenting Agent in writing (which
                                   may be given by facsimile transmission) that
                                   the Presenting Agent has not received payment
                                   from the purchaser (the matters referred to
                                   in clauses (i) and (ii) are referred to
                                   hereinafter as the "Confirmations"), the
                                   Company will promptly pay to the Presenting
                                   Agent an amount in immediately available
                                   funds equal to the amount previously paid by
                                   the Presenting Agent in respect of such Note.
                                   Assuming receipt of the Certificated Note by
                                   the Indenture Trustee and of the
                                   Confirmations by the Company, such payment
                                   will be made on the settlement date, if
                                   reasonably practical, and in any event not
                                   later than the Business Day following the
                                   date of receipt of the Certificated Note and
                                   Confirmations. If a purchaser shall fail to
                                   make payment for the Certificated Note for
                                   any reason other than the failure of the
                                   Presenting Agent to provide the necessary
                                   information to the Company as described above
                                   for settlement or to provide a confirmation
                                   to the purchaser within a reasonable period
                                   of time as described above or otherwise to
                                   satisfy its obligation hereunder or in the
                                   Distribution Agreement, and if the Presenting
                                   Agent shall have otherwise

                                   complied with its obligations hereunder and in the Distribution Agreement, the Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                                   Immediately upon receipt of the Certificated
                                   Note in respect of which the failure
                                   occurred, the Indenture Trustee will void such Note, make appropriate entries in its records and send such cancelled Note to the Company; and upon such action, the Certificated Note will be deemed not to have been issued, authenticated and delivered.


            PART III: ADMINISTRATIVE PROCEDURES APPLICABLE TO BOTH
                   BOOK-ENTRY NOTES AND CERTIFICATED NOTES



Calculation of Interest:           Fixed Rate Notes. Interest on Fixed Rate
-----------------------            Notes (including interest for partial
                                   periods) will be calculated on the basis of a
                                   360-day year of twelve thirty-day months.
                                   (Examples of interest calculations are as
                                   follows: The period from August 15, 2001 to
                                   February 15, 2002 equals 6 months and 0 days,
                                   or 180 days; the interest payable equals
                                   180/360 times the annual rate of interest
                                   times the principal amount of the Note. The
                                   period from September 17, 2001 to February
                                   15, 2002 equals 4 months and 28 days, or 148
                                   days; the interest payable equals 148/360
                                   times the annual rate of interest times the
                                   principal amount of the Note.)

                                   Floating Rate Notes. Interest rates on
                                   Floating Rate Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that, in the case of Floating
                                   Rate Notes for which the rate base is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Procedure for Rate Setting and     The Company and the Agents will discuss from
------------------------------     time to time the aggregate amount of, the
Posting:                           issuance price of, and the interest rates to
-------                            be borne by, Notes that may be sold as a
                                   result of the solicitation of offers by the
                                   Agents. If the Company decides to set prices
                                   of, and rates borne by, any Notes in respect
                                   of which the Agents are to solicit offers
                                   (the setting of such prices and rates to be
                                   referred to herein as "posting") or if the
                                   Company decides to change prices or rates
                                   previously posted by it, it will promptly
                                   advise the Agents of the prices and rates
                                   to be posted.

Acceptance of Offers:              If the Company posts prices and rates as
--------------------               provided above, each Agent as agent for and
                                   on behalf of the Company, shall promptly
                                   accept offers received by such Agent to
                                   purchase Notes at the prices and rates so
                                   posted, subject to (i) any instructions from
                                   the Company received by such Agent concerning
                                   the aggregate principal amount of such Notes
                                   to be sold at the prices and rates so posted
                                   or the period during which such posted prices
                                   and rates are to be in effect, (ii) any
                                   instructions from the Company received by
                                   such Agent changing or revoking any posted
                                   prices and rates, (iii) compliance with the
                                   securities laws of the United States and all
                                   other jurisdictions and (iv) such Agent's
                                   right to reject any such offer as provided below.


                                   If the Company does not post prices and rates and an Agent receives an offer to purchase
                                   Notes or, if while posted prices and rates are in effect, an Agent receives an offer to purchase Notes on terms other than those posted by the Company, such Agent will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Notes. The Company may reject any such offer in whole or in part.

                                   Each Agent may, in its discretion reasonably exercised, reject any offer to purchase Notes received by it in whole or in part.

Preparation of Pricing             If any offer to purchase a Note is accepted
----------------------             by the Company, the Company, with the
Supplement:                        approval of the Agent that presented such
-----------                        offer (the "Presenting Agent"), will prepare
                                   a pricing supplement (a "Pricing Supplement")
                                   reflecting the terms of such Note and will
                                   arrange to have ten copies filed with the
                                   Commission in accordance with the applicable
                                   paragraph of Rule 424 under the Act and will
                                   supply at least 10 copies thereof (or
                                   additional copies if requested) to the
                                   Presenting Agent. The Presenting Agent will
                                   cause a Prospectus and Pricing Supplement to
                                   be delivered to the purchaser of such Note.

                                   Outdated Pricing Supplements (other than those retained for files) will be destroyed.

                                   The Company shall use its reasonable best efforts to send such Pricing Supplement by overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. (New York
                                   City time) on the Business

                                   Day following the applicable trade date), telecopy or e-mail to the Presenting Agent and the Trustee as follows:

                                   If to Salomon Smith Barney, to:  Salomon Smith Barney Inc.,
                                   Debt Capital Markets, 390 Greenwich Street, New York, New
                                   York 10013, Attention:  Yukari Saegusa, (212) 723-6101,
                                   fax:  (212) 723-8672, e-mail:  yukari.saegusa@ssmb.com and to Salomon Smith Barney Inc., Global Power Group, 388
                                   Greenwich Street, New York, New York 10013, Attention:  Sean
                                   D. Windsor, (212) 816-8929, fax:  (212) 816-0901, e-mail:
                                   sean.d.windsor@ssmb.com.

                                   If to Banc One Capital Markets, Inc., to: Banc One Capital
                                   Markets, Inc., 1 Bank One Plaza, Suite IL1-0595, Corporate
                                   Securities Structuring, Chicago, Illinois 60670, Attention:
                                   Kathy Cokic, (312) 732-4645, fax:  (312) 732-4773, e-mail:
                                   kathy_cokic@bankone.com.

                                   If to Merrill Lynch & Co., to:  Merrill Lynch Production
                                   Technologies, 44B Colonial Drive, Piscataway, New Jersey
                                   08854, Attention: Prospectus Operations/ Nachman Kimerling,
                                   (732) 885-2768, fax:  (732) 885-2774/5/6, e-mail:
                                   mtnsuppl@na2.us.ml.com and to Merrill Lynch, Pierce, Fenner
                                   & Smith Incorporated, Four World Financial Center New York,
                                   New York 10080, Attention:  Scott Primrose, (212) 449-7476,
                                   fax:  (212) 449-1062, e-mail:  sprimrose@exchange.ml.com.

                                   If to UBS Warburg, to: UBS Warburg LLC, 677 Washington
                                   Boulevard, Stamford, Connecticut 06901, Attention:  Scott
                                   Whitney (50 copies, if by overnight express), (203)
                                   719-4511, fax:  (203) 719-7139, e-mail:
                                   scott.whitney@ubsw.com.

                                   If to The Williams Capital Group, L.P., to:  The Williams
                                   Capital Group, L.P., 650 Fifth Avenue, 10th Floor, New York,
                                   New York 10019, Attention: David A. Finkelstein, (212)
                                   830-4536, fax:  (212) 830-4525, e-mail:
                                   finkelstein@willcap.com.

                                   If to the Trustee, to: The Bank of New York, 101 Barclay
                                   Street, Floor 21 West, New York, New York 10286, Attention:
                                   Ming J. Shiang, (212) 815-2745, fax: (212) 815-5915,
                                   e-mail:  Mshiang@bankofny.com.

Procedures for Rate Changes:       When the Company has determined to change the
---------------------------        interest rates of Notes being offered, it
                                   will promptly advise the Agents and the
                                   Agents will forthwith suspend solicitation of
                                   offers. The Agents will telephone the Company
                                   with recommendations as

                                   to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of offers. Until such time only "indications of interest" may be recorded.


Suspension of Solicitation;        The Company may instruct the Agents to
---------------------------        suspend at any time, for any period of
Amendment or Supplement of         time or permanently, the solicitation of
--------------------------         offers to purchase Notes.
Prospectus:
----------

                                   Upon receipt of such instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                                   If the Company decides to amend or supplement the Registration Statement (as defined in Section 1(c) of the Distribution Agreement) or the Prospectus (except for a supplement relating to an offering of securities other than the Notes), it will promptly advise the Agents and the Indenture Trustee and will furnish the Agents and the Indenture Trustee with the proposed amendment or supplement in accordance with the terms of, and its obligations under, the Distribution
                                   Agreement. The Company will, consistent with such obligations, promptly advise each Agent and the Indenture Trustee whether orders outstanding at the time each Agent suspends solicitation may be settled and whether copies of such Prospectus and Prospectus
                                   Supplement as in effect at the time of the suspension, together with the appropriate
                                   Pricing Supplement, may be delivered in
                                   connection with the settlement of such
                                   orders. The Company will have the sole
                                   responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus, Prospectus Supplement and Pricing
                                   Supplement may not be so delivered.

                                   The Company will file with the Commission for filing therewith any supplement to the Prospectus relating to the Notes, provide the Agents with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule
                                   424.

Confirmation:                      For each offer to purchase a Note solicited
------------                       by an Agent and accepted by or on behalf of
                                   the Company, the Presenting Agent will issue
                                   a confirmation to the purchaser, with a copy
                                   to the Company, setting forth the details set
                                   forth above and delivery and payment instructions.


Trustee Not to Risk Funds:         Nothing herein shall be deemed to require the
-------------------------          Indenture Trustee to risk or expend its own
                                   funds in connection with any payment to the
                                   Company, DTC, the Agents or the purchaser or
                                   a holder, it being understood by all parties
                                   that payments made by the Indenture Trustee
                                   to the Company, DTC, the Agents or a holder
                                   shall be made only to the extent that funds
                                   are provided to the Indenture Trustee for
                                   such purpose.


Authenticity of Signatures:        The Company will cause the Indenture Trustee
--------------------------         to furnish the Agents from time to time with
                                   the specimen signatures of each of the
                                   Indenture Trustee's officers, employees or
                                   agents who has been authorized by the
                                   Indenture Trustee to authenticate Notes, but
                                   the Agents will have no obligation or
                                   liability to the Company or the Indenture
                                   Trustee in respect of the authenticity of the
                                   signature of any officer, employee or agent
                                   of the Company or the Indenture Trustee on
                                   any such Note.


Payment of Expenses:               Each Agent shall forward to the Company, on a
-------------------                monthly basis, a statement of the reasonable
                                   out-of-pocket expenses incurred by such Agent
                                   during that month which are reimbursable to
                                   it pursuant to the terms of the Distribution
                                   Agreement. The Company will remit payment to
                                   the Agents currently on a monthly basis.



Delivery of Prospectus:            A copy of the Prospectus and Pricing
----------------------             Supplement relating to a Note must accompany
                                   or precede the earliest of any written offer
                                   of such Note, confirmation of the purchase of
                                   such Note or payment for such Note by its
                                   purchaser. If notice of a change in the terms
                                   of the Notes is received by an Agent between
                                   the time an order for a Note is placed and
                                   the time written confirmation thereof is sent
                                   by such Agent to a customer or his agent,
                                   such confirmation shall be accompanied by a
                                   Prospectus and Pricing Supplement setting
                                   forth the terms in effect when the order was
                                   placed. Subject to "Suspension of
                                   Solicitation; Amendment or Supplement of
                                   Prospectus" above, each Agent will deliver a
                                   Prospectus and Pricing Supplement as herein
                                   described with respect to each Note sold by it.




                                                                     EXHIBIT B


                               TERMS AGREEMENT

Washington Gas Light Company
1100 H Street, N.W.
Washington, D.C. 20080

Attention:

        Subject in all respects to the terms and conditions of the Distribution Agreement (the "Distribution Agreement"), dated May 4, 2001 among Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC and The Williams Capital Group, L.P., and Washington Gas Light Company (the "Company"), the undersigned agrees to purchase the following principal amount of the Company's Medium-Term Notes, Series F (the "Notes"):

Aggregate Principal Amount:  $

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Purchase Price:                                           % of Principal Amount [plus accrued
                                                          interest from, 20 ]

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor

                                     B-1

Method of Payment:

Modification, if any, in the requirements to deliver the documents specified in Section 6(b) of the Distribution Agreement:

Period during which additional Notes may not be sold pursuant to Section 4(m) of the Distribution Agreement:

        This Agreement shall be governed by and construed in accordance with the laws of New York.

                                               [Insert name of Purchaser[s]]

                                               By:
                                                   --------------------------
                                                   Title:

Accepted:                    , 20___

WASHINGTON GAS LIGHT COMPANY

By:
     -----------------------------------
     Title:


                                     B-2